                                                                     Exhibit 5.2

                                       BROBECK
                                      PHLEGER &
Telephone: (213) 489-4060             HARRISON             550 South Hope Street
Facsimile: (213) 745-3345               LLP                          Los Angeles
Writer's Direct Dial:             ATTORNEYS AT LAW         California 90071-2604


                               September 4, 1998

Fountain View, Inc.
11900 W. Olympic Blvd., Suite 680
Los Angeles, CA 90064


Ladies and Gentlemen:

          We have acted as special counsel to Fountain View, Inc., a Delaware corporation (the "Company"), and certain of its subsidiaries as identified in

Schedule I attached hereto (the "Subsidiaries") in connection with the issuance
----------
and sale by the Company of $120,000,000 aggregate principal amount of its 11 1/4% Senior Subordinated Notes Due 2008, Series B (the "Exchange Notes") of the Company, and related guarantees (the "Exchange Guarantees") by the Subsidiaries and certain other subsidiaries of the Company as identified in Schedule II
                                                               -----------
attached hereto (the "Delaware Subsidiaries") (the Subsidiaries and the Delaware Subsidiaries are sometimes referred to collectively as the "Guarantors"), in exchange for a like amount of 11 1/4% Senior Subordinated Notes Due 2008 (the "Outstanding Notes") of the Company (such exchange, the "Exchange Offer"), as contemplated by the Prospectus (the "Prospectus") included as part of a Registration Statement on Form S-4 filed by the Company with respect to the Exchange Notes and the Exchange Guarantees on June 19, 1998, with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") (such Registration Statement, as amended or supplemented, is hereinafter referred to as the "Registration Statement").

          In our capacity as special counsel to the Company and the Subsidiaries, we have examined, among other things, originals, or copies identified to our satisfaction as being true copies, of the following:

               (i) The Registration Statement and the Prospectus contained therein;

               (ii) Resolutions  of the boards of  directors and general partner of each of the Subsidiaries, as appropriately adopted, authorizing the execution and delivery of the Indenture by the Subsidiaries, authorizing the execution and delivery of the Exchange Guarantees by the Subsidiaries, and certain other actions with regard thereto;



San Francisco    Palo Alto   LosAngeles   Orange County   San Diego   New York
                           Austin   Denver    London*
                  *Brobeck Hale and Dorr International Office

Fountain View, Inc.
September 4, 1998                                           Page 2


               (iii) The Indenture (the "Indenture"), dated as of April 16, 1998, by and between the Company, the Guarantors and State Street Bank and Trust Company of California, N.A., as Trustee (the "Trustee");

               (iv) The Officer's Certificate, a copy of which is attached hereto as Exhibit A;
                                ---------
               (v) The legal opinion dated September 2, 1998 of Choate, Hall & Stewart, counsel for the Company (the "Choate Opinion"), addressed to you;

               (vi)   The Exchange Guarantees;

               (vii) The Specimen Certificate for the Notes and the Exchange Notes; and

               (viii) The certificate of incorporation, articles of
                      incorporation, limited partnership agreement, bylaws, and other governing documents of each of the Subsidiaries, each as in effect on the date hereof;

          In addition, we have obtained from public officials, officers and other representatives of the Company and the Subsidiaries, and others such certificates, documents and assurances as we considered necessary or appropriate for purposes of rendering this opinion letter. In our examination of the documents listed in subparagraphs (i) --- (viii) above and the other certificates and documents referred to herein, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies and the authenticity of the originals of such documents. Regarding documents executed by parties other than the Company or Subsidiaries, we have assumed (i) that each such other party had the power to enter into and perform all its obligations thereunder, (ii) the due authorization, execution and delivery of such documents by each such party, and (iii) that such documents constitute the legal, valid, binding and enforceable obligations of each such party.

          This opinion letter relates solely to the laws of the States of California, Texas, and New York, and we express no opinion as to the effect or applicability of the laws of any other jurisdictions.

          To the extent that our opinions in paragraphs 1, 2, and 3 below involve the laws of the State of Delaware, we have relied, with their consent, solely on the Choate Opinion. In addition, our opinions expressed in paragraphs 1, 2, and 3 below, to the extent covering the legal, valid and binding nature against the Company and its Guarantors of obligations under the Indenture, the Exchange Notes and the Exchange Guarantees, are only intended to cover the nature of the Indenture, the Exchange Notes and the Exchange Guarantees as contracts and obligations created under the laws of the State of New York.

          Based upon and subject to the foregoing and on our consideration of such other matters of fact and questions of law as we considered relevant in the circumstances, we are of the opinion that:

Fountain View, Inc.
September 4, 1998                                                   Page 3



          1. The Indenture has been duly authorized, executed, and delivered by the Subsidiaries, and constitutes a valid and legally binding instrument of the Company and the Guarantors, enforceable in accordance with its terms.

          2. The Exchange Guarantees have been duly authorized by each of the Subsidiaries.

          3. When, as and if (i) the Registration Statement shall have become effective pursuant to the provisions of the Securities Act, (ii) the Indenture shall have been qualified pursuant to the provisions of the Trust Indenture Act of 1939, as amended, (iii) the Exchange Notes shall have been duly executed by the Company, and (iv) the Exchange Notes shall have been issued and delivered in exchange for the Outstanding Notes in accordance with the terms of the Exchange Offer (as defined in the Registration Statement), then (a) the Exchange Notes will be legally issued, fully paid and nonassessable, and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and (b) each Exchange Guarantee will be legally issued, fully paid and nonassessable and constitute a valid and binding obligation of the applicable Guarantor, enforceable against such Guarantor in accordance with its terms.

          To the extent that the obligations of the Company or any Guarantor under the Indenture may be dependent upon such matters, we have assumed for purposes of this opinion that (i) the Trustee is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified to engage in the activities contemplated by the Indenture,
(ii) the Indenture has been duly authorized, executed and delivered by and constitutes the legal, valid and binding obligation of the Trustee, (iii) the Trustee is in compliance, generally and with respect to acting as Trustee, under the Indenture, with all applicable laws and regulations and (iv) the Trustee has the requisite organizational and legal power and authority to perform its obligations under the Indenture.

          The opinions set forth above are subject to the qualification that the enforceability of the obligations of the Company and the Guarantors may be subject to or limited by (i) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer and other similar laws affecting the rights of creditors generally; and (ii) general equitable principles (whether relief is sought in a proceeding at law or in equity), including, without limitation, concepts of materiality, reasonableness, good faith, and fair dealing.

          We express no opinion as to the enforceability of provisions relating to indemnification, contribution or exculpation, to the extent any such provision is contrary to public policy or prohibited by law (including, without limitation, federal and state securities laws). You should be aware that under applicable New York law, a number of statutory and common law rights and protections exist in favor of guarantors. We express no opinion herein as to the enforceability of any waivers and other provisions of the Exchange Guarantees which purport to waive or alter rights provided to any Guarantor by statute or judicial decision.

Fountain View, Inc.
September 4, 1998                                                   Page 4



          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement. We also consent to the reference to our firm under the heading "Legal Matters" in the Registration Statement. In giving this consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission thereunder.

          This opinion letter is expressly limited to the matters set forth above and we render no other opinion and express no other belief whether by implication or otherwise, as to any other matters. This opinion letter is rendered as of the date hereof, and we assume no obligation to advise you of any facts, circumstances, events or developments that may be brought to our attention in the future, which facts, circumstances, events or developments may alter, affect or modify the opinions expressed herein.

                                    Very truly yours,




                                    /s/ Brobeck, Phleger & Harrison LLP
                                    BROBECK, PHLEGER & HARRISON LLP

                                   SCHEDULE I
                                   ----------


                              LIST OF SUBSIDIARIES


                                          State of           Foreign
Name                                      Organization     Qualifications

AIB Corp.                                 California           ---
Alexandria Convalescent Hospital, Inc.    California           ---
BIA Hotel Corp.                           California           ---
Brier Oak Convalescent, Inc.              California           ---
Elmcrest Convalescent Hospital            California           ---
Fountainview Convalescent Hospital        California           ---
Fountain View Management, Inc.            California           ---
I.' n O., Inc.                            California           ---
On-Track Therapy Center, Inc.             California           ---
Rio Hondo Nursing Center                  California           ---
Summit Care Corporation                   California        Arizona
Summit Care - California, Inc.            California           ---
Summit Care - Texas No. 2, Inc.           Texas                ---
Summit Care - Texas No. 3, Inc.           Texas                ---
Summit Care Pharmacy, Inc.                California           ---
Summit Care Texas, L.P.                   Texas                ---
Summit Care Texas Equity, Inc.            California           ---
Summit Care Management Texas, Inc.        Texas                ---
Sycamore Park Convalescent Hospital       California           ---

                                  SCHEDULE II
                                  -----------

                         LIST OF DELAWARE SUBSIDIARIES


Name                                     State of Organization

Fountain View Holdings, Inc.             Delaware
Locomotion Therapy, Inc.                 Delaware
Locomotion Holdings, Inc.                Delaware

                                   EXHIBIT A

                             OFFICER'S CERTIFICATE

                              FOUNTAIN VIEW, INC.

                             OFFICER'S CERTIFICATE


                              SEPTEMBER  4, 1998


     The undersigned, Robert M. Snukal, does hereby certify as of this September 4, 1998 that he is the Chief Executive Officer of Fountain View, Inc., a Delaware corporation (the "Company") and that:

     1. Attached hereto as Exhibit A is a true and correct copy of resolutions adopted by the Board of Directors of the Company as of April 9, 1998 (the "Resolutions"); the Resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; the Resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof pertaining to the subject matter described therein;

     2. Each of the Purchase Agreement (dated April 9, 1998), the Indenture (dated as of April 16, 1998), the Registration Rights Agreement (dated as of April 16, 1998) and the Notes (as such term is defined in the Indenture), including the Guarantors' endorsements therein, as executed and delivered on behalf of the Company, has been approved by the Company, and each of them has not been amended, rescinded or modified since their execution and remain in full force and effect as of the date hereof. The Exchange Notes are in the same form as attached to the Indenture and have not otherwise been altered, amended or modified since April 16, 1998.

     3. Brobeck, Phleger & Harrison LLP and Choate, Hall & Stewart are entitled to rely on this certificate in connection with the opinions that such firms are rendering in connection with the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 19, 1998, as amended from time to time.

     In witness whereof, the undersigned has hereunto signed this Certificate as of the date first above written.


By:   /s/ Robert M. Snukal
    -----------------------------
     Robert M. Snukal
     Chief Executive Officer

 FOUNTAIN VIEW HOLDINGS, INC., SUMMIT CARE CORPORATION, AIB CORP., ALEXANDRIA
  CONVALESCENT HOSPITAL, INC., BIA HOTEL CORP., BRIER OAK CONVALESCENT, INC., ELMCREST CONVALESCENT HOSPITAL, FOUNTAINVIEW CONVALESCENT HOSPITAL, FOUNTAIN
  VIEW MANAGEMENT, INC., I.' N O., INC., LOCOMOTION THERAPY, INC., LOCOMOTION
   HOLDINGS, INC., ON-TRACK THERAPY CENTER, INC., RIO HONDO NURSING CENTER, SYCAMORE PARK CONVALESCENT HOSPITAL, SUMMIT CARE - CALIFORNIA, INC., SUMMIT CARE
 - TEXAS, NO. 2, INC., SUMMIT CARE - TEXAS, NO. 3, INC., SUMMIT CARE PHARMACY, INC., SUMMIT CARE TEXAS EQUITY, INC., SUMMIT CARE MANAGEMENT TEXAS, INC. AND
                           SUMMIT CARE TEXAS, L.P.,

                             OFFICER'S CERTIFICATE

                              SEPTEMBER 4, 1998

     The undersigned, Robert M. Snukal, does hereby certify as of this September 4, 1998 that he is the Chief Executive Officer of each of Fountain View Holdings, Inc., Summit Care Corporation, AIB Corp., Alexandria Convalescent Hospital, Inc., BIA Hotel Corp., Brier Oak Convalescent, Inc., Elmcrest Convalescent Hospital, Fountainview Convalescent Hospital, Fountain View Management, Inc., I.' n O., Inc., Locomotion Therapy, Inc., Locomotion Holdings, Inc., On-track Therapy Center, Inc., Rio Hondo Nursing Center, Sycamore Park Convalescent Hospital, Summit Care - California, Inc., Summit Care - Texas, No. 2, Inc., Summit Care - Texas, No. 3, Inc., Summit Care Pharmacy, Inc., Summit Care Texas Equity, Inc., Summit Care Management Texas, Inc. and Summit Care Texas, L.P., (the "Guarantors") and that:

     1. Attached hereto as Exhibit A is a true and correct copy of resolutions adopted by the Board of Directors of each of the Guarantors as of April 9, 1998 (the "Resolutions"); the Resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; the Resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof pertaining to the subject matter described therein; and

     2. Each of the Purchase Agreement (dated April 9, 1998), the Indenture (dated as of April 16, 1998), the Registration Rights Agreement (dated as of April 16, 1998) and the Notes (as such term is defined in the Indenture), including the Guarantors' endorsements therein, as executed and delivered on behalf of each of the Guarantors, has been approved by each of the Guarantors, and each of them has not been amended, rescinded or modified since their execution and remain in full force and effect as of the date hereof. The Exchange Guarantees are in the same form as attached to the Indenture and have not otherwise been altered, amended or modified since April 16, 1998.

     3. Brobeck, Phleger & Harrison LLP and Choate, Hall & Stewart are entitled to rely on this certificate in connection with the opinions that such firms are rendering in connection with the Registration Statement on Form S-4 filed with the Securities and

Exchange Commission on June 19, 1998, as amended from time to time.

     In witness whereof, the undersigned has hereunto signed this Certificate as of the date first above written.


By:  /s/ Robert M. Snukal
   -----------------------------
     Robert M. Snukal
     Chief Executive Officer

                              FOUNTAIN VIEW, INC.

                       MEETING OF THE BOARD OF DIRECTORS

                                 APRIL 9, 1998

     A meeting of the Board of Directors (the "Board") of Fountain View, Inc.
                                               -----
(the "Corporation") was held by telephone conference on April 9, 1998.  In
      -----------
attendance were Robert Snukal, Sheila Snukal, Mark Jrolf, Michel Reichert, William Scott and Peter Hermann comprising a majority of the Board of the Corporation. Each such person and each other director of the Corporation not in attendance waived notice of the meeting. Also present were Stephen Cohen and Joseph Centofanti.

     After discussion, upon motions duly made and seconded, the following resolutions were adopted.


                        I.  SENIOR SECURED NOTE OFFERING
                            ----------------------------

     WHEREAS, it has been proposed that the Corporation authorize for issuance $120,000,000 in aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2008 (the "Notes"), to Goldman, Sachs & Co., Nesbitt Burns Securities Inc.,
               -----
Paribas Corporation and Sutro & Co. Incorporated, as initial purchasers (collectively, the "Initial Purchasers"), and for resale by the Initial
                    ------------------
Purchasers to Qualified Institutional Buyers ("QIBs"), as defined in Rule 144A
                                               ----
under the Securities Act of 1933, as amended (the "Act") or to non-U.S. persons
                                                   ---
that acquire the Notes outside the United States in an offshore transaction meeting the requirements of Rules 903 and 904 of Regulation S under the Act; and

     WHEREAS, the Board has determined that it is in the best interests of the Corporation to authorize the issuance and sale, as described above, of the Notes
(such transaction, the "Offering");   NOW, THEREFORE, be it
                        --------

     RESOLVED: That the Board hereby authorizes and approves the Offering and
     --------
               the issuance and sale therein to the Initial Purchasers of the Notes in an aggregate principal amount of $120,000,000.

     FURTHER
     RESOLVED: That Board hereby approves, ratifies and confirms the delivery of
     --------
               the Preliminary Offering Memorandum and the Offering Memorandum (as defined in the Purchase Agreement (as defined below)) in connection with the Offering to prospective purchasers of the Notes, including the Initial Purchasers, and the terms of such Notes (including, but not limited to, the interest rate and other economic terms and conditions on which the Notes shall be sold by the Corporation in the Offering) as set forth in the Offering Memorandum and in the Indenture (as defined below).


     FURTHER
     RESOLVED: That the Board hereby authorizes each of the Chairman, the Chief
     --------
               Executive Officer, President, the Chief Financial Officer and each Executive Vice President of the Corporation (each, an "Authorized Officer") to negotiate the form, terms and provisions
                ------------------
               of, and to execute, deliver and perform any and all agreements, amendments to agreements, applications, certificates, instruments, consents, acknowledgments and other documents contemplated by or related to the Offering and to take such other action or actions (including, without limitation, the making of all payments and remittances on behalf of the Corporation) in the name and on behalf of the Corporation as he, in his discretion, shall deem necessary, appropriate or advisable to carry out the intent and purpose of the foregoing resolutions, such negotiation, execution and delivery or taking of any such action or actions by any such Authorized Officer or Authorized Officers to constitute conclusive evidence of his determination and approval of such necessity, appropriateness or advisability; and any action or actions previously taken or taken in the future by such Authorized Officer or Authorized Officers in furtherance of these objectives are hereby authorized, ratified and approved.



     WHEREAS, in connection with the Offering, the Board has determined that it is in the best interests of the Corporation to enter into the Indenture (the

"Indenture") among the Corporation, the subsidiaries of the Corporation party
----------
thereto and State Street Bank and Trust Company of California, N.A., as trustee (the "Notes Trustee"), providing for the issuance of the Notes and the rights of
      -------------
the holders thereof, substantially in the form provided to the Board and with any such revisions, modifications or supplements as an Authorized Officer may deem necessary, appropriate or advisable;

     NOW, THEREFORE, be it

     RESOLVED: That the Board hereby authorizes each Authorized Officer to
     --------
               negotiate, execute,
               deliver and perform the Indenture in the name of and on behalf of the Corporation in such form as such Authorized Officer or Authorized Officers executing the Indenture shall approve, such approval to be conclusively evidenced by the execution on behalf of the Corporation of the Indenture.

     FURTHER
     RESOLVED: That the Board hereby authorizes each Authorized Officer to
     --------
               effect any filing with the Securities and Exchange Commission (the "Commission") that is contemplated by the Registration
                     ----------
               Rights Agreement (as defined below) which is necessary to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

     FURTHER
     RESOLVED: That the Board hereby authorizes each Authorized Officer (i) to
     --------
               negotiate the forms of Note (in certificated and global form, as any Authorized Officer may determine), to be included in the Indenture, which forms shall comply with the requirements of any stock exchange or automated quotation system on which the Notes will be listed or traded, if any, (ii) when the Indenture shall have been duly executed and delivered by the Corporation and the Notes Trustee, to execute the Notes (which execution may be by facsimile signatures), substantially in the form set forth in the Indenture, with such changes additions thereto and deletions therefrom as shall be reflected in or authorized under the Indenture as executed and delivered, and (iii) to deliver or cause to be delivered to the Notes Trustee for authentication not more than $120,000,000 in aggregate principal amount of the Notes as provided in the Indenture and the Notes Trustee is hereby authorized and requested to authenticate the Notes when so executed and delivered and to deliver the same to or on the written order of the Company signed by one or more Authorized Officers.

     FURTHER
     RESOLVED: That the Board hereby authorizes the Secretary or Assistant
     --------
               Secretary of the Corporation to affix or cause to be affixed the corporate seal of the Corporation, or a facsimile thereof, to the Notes and to any of the other instruments authorized by these resolutions to be executed by any Authorized Officer and to attest the same.

     FURTHER
     RESOLVED: That the Board hereby approves, confirms and ratifies that in the
     --------
               event any Authorized Officer who shall have signed any of the Notes (manually or by facsimile) shall cease to be an officer of the Corporation before the Notes so signed shall be authenticated and delivered by the Notes Trustee or disposed of by the Corporation, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes (manually or by facsimile) had not ceased to be an officer of the Corporation, and any of the Notes may be signed, by facsimile or otherwise, on behalf of the Corporation, by any person who shall become the Chairman, Chief Executive Officer, President, Chief Financial Officer or an Executive Vice President of the Corporation, although at the date of such Notes or of the Indenture such person shall not have been an officer of the Corporation.

     FURTHER
     RESOLVED: That the Board hereby authorizes each Authorized Officer to
     --------
               negotiate the form, terms and provisions of, and to execute, deliver and perform, any and all agreements, amendments to agreements, applications, certificates, instruments, consents, acknowledgments and other documents contemplated by or related to the Indenture and to take such other action or actions (including, without limitation, the making of all payments and remittances on behalf of the Corporation) as he, in his discretion, shall deem necessary, appropriate or advisable to carry out the intent and purpose of the foregoing resolutions, such negotiation, execution and delivery or taking of any such action or actions by any such Authorized Officer to constitute conclusive evidence of his determination and approval of such necessity, appropriateness or advisability; and any action or actions previously taken or taken in the future by such Authorized Officer or Authorized Officers in furtherance of these objective are hereby authorized, ratified and approved.

     FURTHER
     RESOLVED: That, in connection with the issuance of the Notes, the Board
     --------
               authorizes each Authorized Officer, in the name and on behalf of the Corporation, to take any and all action that they may deem necessary, appropriate or advisable in order to obtain a permit, register or qualify the Notes for issuance and sale, request an exemption from registration of the Notes, or to register or obtain a license for the Corporation as a dealer or broker under the "blue sky" or any other securities laws of the states of the United States of America or other jurisdiction as such Authorized Officer may deem necessary, appropriate or advisable, and, in connection with such registration, permits, licenses, qualification and exemptions, to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, resolutions, powers of attorney and other papers and instruments that may be required under such laws that may be deemed by such Authorized Officer to be necessary, appropriate or advisable to be filed thereunder, and that the form of any and all resolutions required by any such state or authority in connection with such applications, reports, issuer's covenants, powers of attorney and other papers and instruments are hereby adopted and approved, and hereby authorize the Authorized Officers to take any and all further actions as they deem necessary, appropriate or advisable in order to maintain such registrations in effect for as long as they may deem to be in the best interests of the Corporation.

     FURTHER
     RESOLVED: That the Board authorizes each of the Authorized Officers to
     --------
               take, or cause to be taken, all actions necessary, appropriate or advisable to effect the listing and trading of the Notes and, if applicable, the Exchange Notes, in the National Association of Securities Dealers, Inc.'s Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") market or any other securities exchange or automated quotation system selected by such Authorized Officers (each, an "Exchange"), including, but not limited to, the preparation, execution and filing of all necessary applications, documents, forms and agreements with the PORTAL market or such other Exchange, the payment of filing, listing or application fees, the preparation of temporary and permanent Notes and, if applicable, Exchange Notes, and the appearance of any such Authorized Officer before officials of such Exchange.

     FURTHER
     RESOLVED: That the Board hereby authorizes each Authorized Officer to
     --------
               negotiate the form, terms and provisions of, and to execute, deliver and perform, any and all agreements, amendments to agreements, applications, certificates, instruments, consents, acknowledgments and other documents contemplated by or related to the listing and trading of the Notes and, if applicable, the Exchange Notes, in the PORTAL market or on any other Exchange and to take such other action or actions (including, without limitation, the making of all payments and remittances on behalf of the Corporation) as he, in his discretion, shall deem necessary, appropriate or advisable to carry out the intent and purpose of the foregoing resolutions, such negotiation, execution and delivery or taking of any such action or actions by any such Authorized Officer to constitute conclusive evidence of his determination and approval of such necessity, appropriateness or advisability; and any action or actions previously taken or taken in the future by such Authorized Officer or Authorized Officers in furtherance of these objective are hereby authorized, ratified and approved.

     FURTHER
     RESOLVED: That the Board hereby authorizes the Corporation to cause each of
     --------
               its subsidiaries that is a Subsidiary Guarantor (as defined in the Preliminary Offering Memorandum) to execute, deliver and perform a guarantee of the obligations of the Corporation with respect to the Notes (the "Note Guarantees") in such form as any Authorized Officer shall approve, such approval to be conclusively evidenced by the execution on behalf of each Subsidiary Guarantor of a Note Guarantee.

     FURTHER
     RESOLVED: That the Board hereby authorizes each authorized officer to
     --------
               negotiate the form,
               terms and provisions of, and to execute, deliver and perform, any and all agreements, amendments to agreements, applications, certificates, instruments, acknowledgments and other documents contemplated by or related to the Note Guarantees as he, in his discretion, shall deem necessary, appropriate or advisable to carry out the intent and purpose of the foregoing resolution, such negotiation, execution and delivery or taking of any such action or actions by any such Authorized Officer to constitute conclusive evidence of his determination and approval of such necessity, appropriateness or advisability; and any action or actions previously taken or taken in the future by such Authorized Officer or Authorized Officers in furtherance of these objectives are hereby authorized, ratified and approved.

     FURTHER
     RESOLVED: That the Board hereby appoints and authorizes (i) State Street
     --------                                                 -
               Bank and Trust Company of California, N.A. to act as the Notes Trustee under the Indenture, and (ii) State Street Bank and Trust Company of California, N.A. or any affiliate thereof to act as registrar (the "Registrar"), paying agent (the "Paying Agent") and custodian (the "Custodian") under the Indenture; and that the appointment of the Notes Trustee, the Registrar, the Paying Agent and the Custodian, for the registration, transfer and exchange of the Notes and the custody of the Notes in global form, is hereby authorized, ratified and approved; and the Notes Trustee, the Registrar, the Paying Agent and the Custodian are hereby authorized to take such action in accordance with the provisions of the Indenture and as may be customary in connection with such registration, transfer, exchange and custody, subject to such instructions as may be issued from time to time by any Authorized Officer.

     FURTHER
     RESOLVED: That the Board hereby approves, ratifies and confirms that the
     --------
               principal office of a bank or trust company, as agent of the Notes Trustee may be designated as the office or agency at which the Notes may be presented for registration, transfer and exchange as provided in the Indenture and at which notice and demands to or upon the Corporation in respect of the Notes or the Indenture may be served, and at which the Notes may be presented for payment, for registration and for transfer.

     FURTHER
     RESOLVED: That the Board hereby authorizes each Authorized Officer to
     --------
               negotiate the form, terms and provisions of, and to execute, deliver and perform, any and all agreements, amendments to agreements, applications, certificates, instruments, consents, acknowledgments and other documents contemplated by or related to the appointment of the Trustee, the Registrar, the Paying Agent and the Custodian and to take such other action or actions (including, without limitation, the making of all payments and remittances on behalf of the Corporation) as he, in his discretion, shall deem necessary, appropriate or advisable to carry out the intent and purpose of the foregoing resolutions, such negotiation, execution and delivery or taking of any such action or actions by any such Authorized Officer to constitute conclusive evidence of his determination and approval of such necessity, appropriateness or advisability; and any action or actions previously taken or to be taken in the future by such Authorized Officer or Authorized Officers in furtherance of these objective are hereby authorized, ratified and approved.

     WHEREAS, in connection with the Offering, the Board has determined that it is in the best interests of the Corporation to enter into the Purchase Agreement among the Corporation, the subsidiaries of the Corporation party thereto and the Initial Purchasers (the "Purchase Agreement"), substantially in the form
                         ------------------
provided to the Board and with any such revisions, modifications or supplements as an Authorized Officer may deem necessary, appropriate or advisable;

     NOW, THEREFORE, be it

     RESOLVED: That the Board hereby authorizes each Authorized Officer to
     --------
               negotiate, execute, deliver and perform the Purchase Agreement in the name and on behalf of the Corporation in such form as such Authorized Officer or Authorized Officers executing the Purchase Agreement shall approve, such approval to be conclusively evidenced by the execution on behalf of the Corporation of the Purchase Agreement.

     FURTHER
     RESOLVED: That the Board hereby authorizes each Authorized Officer to
     --------
               negotiate the form, terms and provisions of, and to execute, deliver and perform, any and all agreements, amendments to agreements, applications, certificates, instruments, consents, acknowledgments and other documents contemplated by or related to the Purchase Agreement and to take such other action or actions as he, in his discretion, shall deem necessary, appropriate or advisable to carry out the intent and purpose of the foregoing resolutions, such negotiation, execution and delivery or taking of any such action or actions by any such Authorized Officer to constitute conclusive evidence of his determination and approval of such necessity, appropriateness or advisability; and any action or actions previously taken or taken by such Authorized Officer or Authorized Officers in furtherance of these objective are hereby authorized, ratified and approved.

     FURTHER
     RESOLVED: That the Board authorizes each Authorized Officer to negotiate,
     --------
               execute, deliver and perform in the name and on behalf of the Corporation the Registration Rights Agreement (the "Registration Rights Agreement") among the Corporation, the subsidiaries of the Corporation party thereto and the Initial Purchasers, in substantially the form attached as an exhibit to the Purchase Agreement, with any such revisions, modifications or supplements as any Authorized Officer may deem necessary, appropriate or advisable, such approval to be conclusively evidenced by the execution on behalf of the Corporation of the Registration Rights Agreement.

     FURTHER
     RESOLVED: That the Board hereby authorizes each Authorized Officer to
     --------
               negotiate the form, terms and provisions of, and to execute, deliver and perform, any and all agreements, amendments to agreements, applications, certificates, instruments, consents, acknowledgments and other documents contemplated by or related to the Registration

               Rights Agreement and to take such other action or actions as he, in his discretion, shall deem necessary, appropriate or advisable to carry out the intent and purpose of the foregoing resolutions, such negotiation, execution and delivery or taking of any such action or actions by any such Authorized Officer to constitute conclusive evidence of his determination and approval of such necessity, appropriateness or advisability; and any action or actions previously taken or taken in the future by such Authorized Officer or Authorized Officers in furtherance of these objective are hereby authorized, ratified and approved.

     FURTHER
     RESOLVED: That the Board authorizes each Authorized Officer to prepare and
     --------
               execute each registration statement, to cause the same to be filed, together with exhibits thereto, with the Commission in accordance with the Act, with such additions, deletions or modifications as they, acting in his discretion, may determine to be necessary or advisable, such determination to be conclusively evidenced by the execution and filing of such registration statement, and to take any and all action necessary to cause each registration statement to become effective and issue the Exchange Notes in exchange for the Notes pursuant to the Exchange Offer Registration Statement.

     FURTHER
     RESOLVED: That the Board authorizes each Authorized Officer to prepare,
     --------
               execute in the name and on behalf of the Corporation, procure all necessary signatures to, and file with the Commission, any amendment(s) or post-effective amendment(s) to each registration statement deemed by any such Authorized Officer to be necessary or advisable to effect the registration of the Exchange Notes or the Notes covered by such registration statement, the approval of such amendment(s) or post-effective amendment(s) to be conclusively evidenced by the execution thereof, and to appear on behalf of the Corporation before the Commission in connection with any matter relating to each registration statement and any amendment(s) or post-effective amendment(s) thereto.

     WHEREAS, in connection with the Offering, the Board has determined that it is in the best interests of the Corporation to deposit the Notes with the Depositary Trust Company ("DTC") to facilitate trading of the Notes;
                           ---

     NOW, THEREFORE, be it

     RESOLVED: That the Board authorizes each Authorized Officer to negotiate
     --------
               the form, terms and provisions of and to execute, deliver and perform any and all agreements, amendments to agreements, applications, certificates, instruments, consents, acknowledgments and other documents, including, but not limited to, a letter of representations to be executed by the Corporation and any eligibility statement required in connection therewith, contemplated by or related to the trading of the Notes by way of DTC by book-entry and to take such other action or actions (including, without limitation, the making of all payments and remittances on behalf of the Corporation) as he, in his discretion, shall deem necessary, appropriate or advisable to carry out the intent and purpose of the foregoing resolutions, such negotiation, execution and delivery or taking of any such action or actions by any such Authorized Officer to constitute conclusive evidence of his approval of such necessity, appropriateness or advisability; and any action or actions previously taken or taken in the future by such Authorized Officer in furtherance of these objectives are hereby authorized, ratified and approved.

                              II.  DEBT REPAYMENT
                              -------------------

     WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the Corporation is to repay certain of its indebtedness with the proceeds of the issuance and sale of the Notes;

     NOW, THEREFORE, be it

     RESOLVED: That the Corporation use the proceeds of the issuance and sale of
     --------
               the Notes to repay Summit Care Corporation's obligations, including principal, accrued interest thereon and any prepayment premiums associated therewith, under each of the following agreements and for other corporate purposes:

               the Third Amended and Restated Credit Agreement, dated December 15, 1995, among The Bank of Montreal, Union Bank, The Long-Term Credit Bank of Japan, LTD., Banque Paribas and The First National Bank of Chicago;

               the Note Purchase Agreement, dated December 15, 1995, with John Hancock Mutual Life Insurance Company, John Hancock Variable Life Insurance Company, Mellon Bank, N.A., as Trustee for AT&T Master Pension Trust, Massachusetts Mutual Life Insurance Company and Principal Mutual Life Insurance Company; and

               the Amended and Restated Note Purchase Agreement, dated December 15, 1995, with Northwestern National Life Insurance Company, Northern Life Insurance Company, The North Atlantic Life Insurance Company of America, John Hancock Mutual Life Insurance Company and USG Annuity & Life Company.

After the consideration of further resolutions not relating to the matters described above, there being no further business, upon motion duly made and seconded, it was

RESOLVED: To adjourn.
--------

FOUNTAIN VIEW HOLDINGS, INC., SUMMIT CARE CORPORATION, FV-SCC ACQUISITION
CORP., AIB CORP., ALEXANDRIA CONVALESCENT HOSPITAL, INC., BIA HOTEL CORP., BRIER OAK CONVALESCENT, INC., ELMCREST CONVALESCENT HOSPITAL, FOUNTAINVIEW CONVALESCENT HOSPITAL, FOUNTAIN VIEW MANAGEMENT, INC., I.' N O., INC., LOCOMOTION THERAPY, INC., LOCOMOTION HOLDINGS, INC., ON-TRACK THERAPY CENTER, INC., RIO HONDO NURSING CENTER, SYCAMORE PARK CONVALESCENT HOSPITAL, SUMMIT
CARE - CALIFORNIA, INC., SUMMIT CARE - TEXAS, NO. 2, INC., SUMMIT CARE - TEXAS, NO. 3, INC., SUMMIT CARE PHARMACY, INC., SUMMIT CARE TEXAS EQUITY, INC., SUMMIT CARE MANAGEMENT TEXAS, INC., SUMMIT CARE TEXAS, L.P., SKILLED CARE NETWORK, SNF PHARMACY, INC.


                    JOINT MEETING OF THE BOARDS OF DIRECTORS
                    ----------------------------------------


                                 APRIL 9, 1998


     A joint meeting of the Boards of Directors (each, a "Board") of Fountain
                                                          -----
View, Inc., Fountain View Holdings, Inc., Summit Care Corporation, FV-SCC Acquisition Corp., AIB Corp., Alexandria Convalescent Hospital, Inc., BIA Hotel Corp., Brier Oak Convalescent, Inc., Elmcrest Convalescent Hospital, Fountainview Convalescent Hospital, Fountain View Management, Inc., I.' n O., Inc., Locomotion Therapy, Inc., Locomotion Holdings, Inc., On-Track Therapy Center, Inc., Rio Hondo Nursing Center, Sycamore Park Convalescent Hospital, Summit Care - California, Summit Care - Texas, No. 2, Inc., Summit Care - Texas, No. 3, Inc., Summit Care Pharmacy, Inc., Summit Care Texas Equity, Inc., Summit Care Management Texas, Inc., Summit Care Texas, L.P., Skilled Care Network, and SNF Pharmacy, Inc. (each a "Corporation", and collectively, the "Corporations"),
                            -----------                          ------------
was held by telephone conference on April 9, 1998. In attendance were Robert Snukal, Sheila Snukal, Mark Jrolf, Michel Reichert, William Scott, Peter Hermann, and Gary Massimino, comprising a majority of the Board of each Company. Each such person and each other director of each Company not in attendance waived notice of the meetings. Also present were Stephen M. L. Cohen and Joseph Centofanti. With regard to Summit Care Corporation, Gary Massimino abstained from the following resolutions.

                          SENIOR SECURED NOTE OFFERING
                          ----------------------------

          WHEREAS, it has been proposed that the Corporation guarantee the obligations of Fountain View, Inc. ("Fountain View") with respect to the issuance of $120,000,000 in aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2008 (the "Notes") by Fountain View to Goldman, Sachs &
                                  -----
Co., Nesbitt Burns Securities Inc., Paribas Corporation and Sutro & Co. Incorporated, as initial purchasers (collectively, the "Initial Purchasers"),
                                                        ------------------
and for resale by the Initial Purchasers to Qualified Institutional Buyers, as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act"),
                                                                        ---
or to non-U.S. persons that acquire the Notes outside the United States in an offshore transaction meeting the requirements of Rules 903 and 904 of Regulation S under the Act (such transaction, the "Offering");
                                         --------

     WHEREAS, in connection with the Offering, the Board has determined that it is in the best interests of the Corporation to enter into the Indenture (the

"Indenture") among Fountain View, the Corporation, the other subsidiaries of
----------
Fountain View party thereto and State Street Bank and Trust Company of California, N.A., as trustee (the "Notes Trustee"), providing for the issuance
                                   -------------
of the Notes and the rights of the holders thereof, substantially in the form provided to the Board and with any such revisions, modifications or supplements as an Authorized Officer (as defined below) may deem necessary, appropriate or advisable; and

     WHEREAS, Summit Care Management Texas, Inc. is the General Partner of Summit Care Texas, L.P. (the "L.P.") and is acting herein on its own behalf as well as on behalf of the L.P.;

     WHEREAS, the Board has determined that it is in the best interests of the Corporation to guarantee the obligations of Fountain View under the Notes;

     NOW, THEREFORE, be it

     RESOLVED: That the Board hereby authorizes each of the Chairman, the Chief
     --------
               Executive Officer, the President, the Chief Financial Officer and each Executive Vice President of the Corporation (each, an "Authorized Officer") to negotiate, execute, deliver and perform the Indenture in the name of and on behalf of the Corporation in such form as such Authorized Officer or Authorized Officers executing the Indenture shall approve, such approval to be conclusively evidenced by the execution on behalf of the Corporation of the Indenture.



     FURTHER
     RESOLVED: That the Board hereby authorizes each Authorized Officer to
     --------
               effect any filing with the Securities and Exchange Commission (the "Commission") that is contemplated by the Registration Rights Agreement (as defined below) which is necessary to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

     FURTHER
     RESOLVED: That the Board hereby authorizes each Authorized Officer (i) to
     --------                                                            -
               negotiate the form of Subordinated Subsidiary Guarantee, to be included in the Indenture (the "Guarantee") and the form of subordinated subsidiary guarantee to be issued in exchange for the Guaranty pursuant to the Indenture (the "Exchange Guarantee"), (ii) when the Indenture shall have been duly executed and delivered by Fountain View, the Corporation, the other subsidiaries of Fountain View party thereto and the Notes Trustee, to execute the Guarantee and the Exchange Guaranty (which execution may be by facsimile signature), with each substantially in the respective form set forth in the Indenture, with such changes additions thereto and deletions therefrom as shall be reflected in or authorized under the Indenture as executed and delivered, and (iii) to deliver or cause to be delivered to the Notes Trustee the Guarantee and the Exchange Guaranty.

     FURTHER
     RESOLVED: That the Board hereby authorizes the Secretary or Assistant
     --------
               Secretary of the Corporation to affix or cause to be affixed the corporate seal of the Corporation, or a facsimile thereof, to any of the instruments authorized by these resolutions to be executed by any Authorized Officer and to attest the same.

     FURTHER
     RESOLVED: That the Board hereby authorizes each Authorized Officer to
     --------
               negotiate the form, terms and provisions of, and to execute, deliver and perform, any and all agreements, amendments to agreements, applications, certificates, instruments, consents, acknowledgments and other documents contemplated by or related to the Indenture and to take such other action or actions (including, without limitation, the making of all payments and remittances on behalf of the Corporation) as he, in his discretion, shall deem necessary, appropriate or advisable to carry out the intent and purpose of the foregoing resolutions, such negotiation, execution and delivery or taking of any such action or actions by any such Authorized Officer to constitute conclusive evidence of his determination and approval of such necessity, appropriateness or advisability; and any action or actions previously taken or taken in the future by such Authorized Officer or Authorized Officers in furtherance of these objective are hereby authorized, ratified and approved.

     FURTHER
     RESOLVED: That the Board hereby authorizes each authorized officer to
     --------
               negotiate the form, terms and provisions of, and to execute, deliver and perform, any and all agreements, amendments to agreements, applications, certificates, instruments, acknowledgments and other documents contemplated by or related to the Guarantee or the Exchange Guaranty as he, in his discretion, shall deem necessary, appropriate or advisable to carry out the intent and purpose of the foregoing resolutions, such negotiation, execution and delivery or taking of any such action or actions by any such Authorized Officer to constitute conclusive evidence of his determination and approval of such necessity, appropriateness or advisability; and any action or actions previously taken or taken in the future by such Authorized Officer or Authorized Officers in furtherance of these objectives are hereby authorized, ratified and approved.

     WHEREAS, in connection with the Offering, the Board has determined that it is in the best interests of the Corporation to enter into the Purchase Agreement among Fountain View, the Corporation, the other subsidiaries of Fountain View party thereto and the Initial Purchasers (the "Purchase Agreement"),
                                               ------------------
substantially in the form provided to the Board and with any such revisions, modifications or supplements as an Authorized Officer may deem necessary, appropriate or advisable;

     NOW, THEREFORE, be it

     RESOLVED: That the Board hereby authorizes each Authorized Officer to
     --------
               negotiate, execute, deliver and perform the Purchase Agreement in the name and on behalf of the Corporation in such form as such Authorized Officer or Authorized Officers executing the Purchase Agreement shall approve, such approval to be conclusively evidenced by the execution on behalf of the Corporation of the Purchase Agreement.

     FURTHER
     RESOLVED: That the Board hereby authorizes each Authorized Officer to
     --------
               negotiate the form, terms and provisions of, and to execute, deliver and perform, any and all agreements, amendments to agreements, applications, certificates, instruments, consents, acknowledgments and other documents contemplated by or related to the Purchase Agreement and to take such other action or actions as he, in his discretion, shall deem necessary, appropriate or advisable to carry out the intent and purpose of the foregoing resolutions, such negotiation, execution and delivery or taking of any such action or actions by any such Authorized Officer to constitute conclusive evidence of his determination and approval of such necessity, appropriateness or advisability; and any action or actions previously taken or taken by such Authorized Officer or Authorized Officers in furtherance of these objective are hereby authorized, ratified and approved.

     FURTHER
     RESOLVED: That the Board authorizes each Authorized Officer to negotiate,
     --------
               execute, deliver and perform in the name and on behalf of the Corporation the Registration Rights Agreement (the "Registration Rights Agreement") among Fountain View, the Corporation, the other subsidiaries of Fountain View party thereto and the Initial Purchasers, in substantially the form attached as an exhibit to the Purchase Agreement, with any such revisions, modifications or supplements as any Authorized Officer may deem necessary, appropriate or advisable, such approval to be conclusively evidenced by the execution on behalf of the Corporation of the Registration Rights Agreement.

     FURTHER
     RESOLVED: That the Board hereby authorizes each Authorized Officer to
     --------
               negotiate the form, terms and provisions of, and to execute, deliver and perform, any and all agreements, amendments to agreements, applications, certificates, instruments, consents, acknowledgments and other documents contemplated by or related to the Registration Rights Agreement and to take such other action or actions as he, in his discretion, shall deem necessary, appropriate or advisable to carry out the intent and purpose of the foregoing resolutions, such negotiation, execution and delivery or taking of any such action or actions by any such Authorized Officer to constitute conclusive evidence of his determination and approval of such necessity, appropriateness or advisability; and any action or actions previously taken or taken in the future by such Authorized Officer or Authorized Officers in furtherance of these objective are hereby authorized, ratified and approved.



     FURTHER
     RESOLVED: That Summit Care Management Texas, Inc., acting in its capacity
     --------
               as the General Partner of the L.P., hereby adopts and approves, to the extent applicable, all of the above resolutions on behalf of the L.P.

After the consideration of further resolutions not relating to the matters described above, there being no further business, upon motion duly made and seconded, it was



                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

RESOLVED: To adjourn.
--------


                       /s/ Sheila Snukal
                       -----------------
                       Sheila Snukal, Secretary